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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): OCTOBER 11, 2001
                                                         ----------------


                                RSA SECURITY INC.
                     ------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                        0-25120                   04-2916506
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(State or Other Jurisdiction          (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


   36 CROSBY DRIVE, BEDFORD, MA                                    01730
---------------------------------------                           -------
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (781) 301-5000
                                                           --------------


                                 NOT APPLICABLE
              ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On October 11, 2001, RSA Security Inc. (the "Company") issued a press release announcing its financial results for the third quarter ended September 30, 2001.

         The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT NO.     DESCRIPTION
-----------     -----------

  99.1 Press release, dated October 11, 2001, announcing the financial results of RSA Security Inc. for the third quarter ended September 30, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           RSA SECURITY INC.


Date:    October 15, 2001                  By: /s/ John F. Kennedy
                                               ---------------------------------
                                               John F. Kennedy
                                               Senior Vice President, Finance
                                               and Operations, Chief Financial
                                               Officer and Treasurer



                                       3

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                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------

  99.1 Press release, dated October 11, 2001, announcing the financial results of RSA Security Inc. for the third quarter ended September 30, 2001.



                                       4